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                                                                    EXHIBIT 23.3

                      Consent of Independent Accountants

We consent to the inclusion in this registration statement on Form S-4 of our report dated February 26, 1996, except for note 16 which is dated February 28, 1997, on our audits of the financial statements of Speed 6060 Limited (formerly Camelot Barthropp Limited) for the years ended December 31, 1994 and
1995. We also consent to the reference to our firm under the caption "Experts".



                                        /s/ Coopers & Lybrand
                                        -------------------------
                                        COOPERS & LYBRAND
                                        Chartered Accountants and Registered
                                        Auditors


London, United Kingdom
August 29, 1997